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[LOGO] PricewaterhouseCoopers

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                     PricewaterhouseCoopers
                     Rua da Candelaria, 65 11/o/ - 15/o/
                     20091-020 Rio de Janeiro, RJ - Brasil
                     Caixa Postal 949
                     Telefone (21) 3232-6112
                     Fax (21) 2516-6319

                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated March 31, 2002 relating to the consolidated financial statements, which appears in PETROLEO BRASILEIRO S.A.--PETROBRAS' Annual Report on Form 20-F for the year ended December 31, 2001. We also consent to the references to us under the headings "Independent Accountants" in such Registration Statement and "Selected Financial Data of Petrobras" in the Form 20-F.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
Auditores Independentes
Rio de Janeiro, Brazil
July 2, 2002

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[LOGO] PricewaterhouseCoopers

 -------------------------------------------------------------------------------
                                          PricewaterhouseCoopers
                                          Rua da Candelaria, 65 11/o/ - 15/o/
                                          20091-020 Rio de Janeiro, RJ - Brasil
                                          Caixa Postal 949
                                          Telefone (21) 3232-6112
                                          Fax (21) 2516-6319

                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated March 31, 2002 relating to the consolidated financial statements, which appears in Petrobras International Finance Company--PIFCo's Annual Report on Form 20-F for the year ended December 31, 2001. We also consent to the reference to us under the headings "Independent Accounts" in such Registration Statement.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
Auditores Independentes
Rio de Janeiro, Brazil
July 2, 2002